UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2010

CHINA WI-MAX COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)
000-53268	61-1504884
(Commission File Number)	(I.R.S. Employer
Identification No.)

1905 Sherman Street, Suite 335, Denver, Colorado 80203
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: 303-993-8028

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Total number of pages in this document: 3

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 3.02. Recent Sales or Issuances of Unregistered Securities

Transactions in 2009

On December 31, 2009, 40,000 shares of common stock were issued for services rendered to Ron Barba at $0.25 per share.  The fair value of the shares was $10,000.

Transactions in 2010

On March 25, 2010, 15,000 shares of common stock were issued for services rendered to Susan Holder for services at $0.21 per share.  The fair value of the shares was $3,150.

On March 25, 2010, 200,000 shares of common stock were issued for services rendered to Venture Research LLC for services at $0.21 per share.  The fair value of the shares was $42,000

On March 25, 2010, 5,000 shares of common stock were issued for services rendered to Gabriella Takacs-Fabry for services at $0.21 per share.  The fair value of the shares was $1,050.

On March 25, 2010, 5,000 shares of common stock were issued for services rendered to Tamas Toth for services at $0.21 per share. The fair value of the shares was $1,050.

On March 25, 2010, 15,000 shares of common stock were issued for services rendered to Di Zhang for services at $0.21 per share.  The fair value of the shares was $3,150.

On May 6, 2010, 30,000 shares of common stock were issued for services rendered to Susan Holder for services at $0.165 per share.  The fair value of the shares was $4,950.

On May 6, 2010, 30,000 shares of common stock were issued for services rendered to Di Zhang for services at $0.165 per share.  The fair value of the shares was $4,950.

On May 6, 2010, 26,250 shares of common stock were issued for services rendered to Gabriella Takacs-Fabry at $0.165 per share.  The fair value of the shares was $4,331.

On May 6, 2010, 26,250 shares of common stock were issued for services rendered to Tamas Toth at $0.165 per share.  The fair value of the shares was $4,331.

On June 22, 2010, 200,000 shares of common stock were issued as part of a Reserve Equity Financing Agreement to AGS Capital Group, LLC at $0.16 per share.  The fair value of the shares was $32,000.

On June 30, 2010, 20,000 shares of common stock were issued for services rendered to Dennis Altmeyer at $0.14 per share.  The fair value of the shares was $2,800.

On June 30, 2010, 50,000 shares of common stock were issued for services rendered to Don Altmeyer at $0.14 per share.  The fair value of the shares was $7,000.

On June 30, 2010, 20,000 shares of common stock were issued for services rendered to Doug Altmeyer at $0.14 per share.  The fair value of the shares was $2,800.

On June 30, 2010, 100,000 shares of common stock were issued for services rendered to Steve Appel at $0.14 per share.  The fair value of the shares was $14,000.

On June 30, 2010, 40,000 shares of common stock were issued for services rendered to Bruce Bagshaw at $0.14 per share.  The fair value of the shares was $5,600.

On June 30, 2010, 20,000 shares of common stock were issued for services rendered to Tryg Jacobson at $0.14 per share.  The fair value of the shares was $2,800.

On June 30, 2010, 5,000 shares of common stock were issued for services rendered to Mark Lazars at $0.14 per share.  The fair value of the shares was $700.

On June 30, 2010, 30,000 shares of common stock were issued for services rendered to Jospeh P. Lennartz II at $0.14 per share.  The fair value of the shares was $4,200.

On June 30, 2010, 170,000 shares of common stock were issued for consulting services rendered to Jason Loyet at $0.14 per share. The fair value of the shares was $23,800.

On June 30, 2010, 10,000 shares of common stock were issued as an incentive to Jack Meizlish at $0.14 per share. The fair value of the shares was $1,400.

On June 30, 2010, 75,000 shares of common stock were issued for consulting services rendered to Lee Ann Torrans at $0.14 per share.  The fair value of the shares was $10,500.

On June 30, 2010, 300,000 shares of common stock were issued as reimbursement to Henry Zaks at $0.14 per share.  The fair value of the shares was $42,000.

Exemption from Registration Claimed

All of the above issuances by us of our unregistered securities were made in reliance upon Section 4(2) of the Securities Act of 1933.  The persons or entities listed above that purchased unregistered securities were existing stockholders or other persons, known to us and our management, through pre-existing business relationships, as a long standing business associate.  Each was provided access to all material information, which he or it requested and all information necessary to verify such information and was afforded access to our management in connection with the purchases.  The purchaser of the unregistered securities acquired such securities for investment and not with a view toward distribution, acknowledging such intent to us.  All certificates or agreements representing such securities that were issued contained restrictive legends, prohibiting further transfer of the certificates or agreements representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA WI-MAX COMMUNICATIONS, INC. (Registrant)

Dated: July 28, 2010

/s/ Steven Berman
Steven Berman, President